UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange
AMC Preferred Equity Units, each constituting a depositary share representing 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 14, 2023, AMC Entertainment Holdings, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”).

A total of 182,342,728 out of 517,580,416 eligible shares of the Company’s Class A common stock (“Common Stock”) were present in person or represented by proxy at the Special Meeting, and a total of 182,342,728 shares of Common Stock were voted after excluding broker non-votes.

A total of 583,297,321 out of 929,849,612 eligible AMC Preferred Equity Units (“APEs”), each constituting a depositary share representing 1/100th interest in a share of the Company’s Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”), were present in person or represented by proxy at the Special Meeting. All shares of Series A Preferred Stock held by Computershare Inc. and Computershare Trust Company, N.A. jointly as Depositary (the “Depositary”) representing 929,849,612 votes were present and were voted pursuant to specific instructions by APEs at the Special Meeting or proportionally pursuant to the terms of the deposit agreement (the “Deposit Agreement”) governing the APEs.

At the Special Meeting, the Company’s stockholders were asked to vote on the following items: (i) a proposal to amend our certificate of incorporation (the “Charter”) to increase the number of authorized shares of Common Stock (the “Share Increase Proposal”), (ii) a proposal to amend the Charter to effectuate a reverse stock split of the Common Stock at a ratio of one share of Common Stock for every ten shares of Common Stock (the “Reverse Split Proposal”, together with the Share Increase Proposal, the “Charter Amendment Proposals”), and (iii) a proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposals (the “Adjournment Proposal”). The Share Increase Proposal and the Reverse Split Proposal each required the affirmative vote of at least a majority of the outstanding Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) entitled to vote, voting together as one class (with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote). The Adjournment Proposal required the affirmative vote of a majority of the outstanding Common Stock and Series A Preferred Stock (or APEs representing such share of Series A Preferred Stock), voting together as one class, present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal (with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote).

The voting results for matters submitted to stockholders at the Special Meeting are set forth below.

Proposal 1: Share Increase Proposal

The Share Increase Proposal was approved.

Type of Securities	For	Against	Abstain	Broker Non-Votes
Common Stock	132,182,944	47,356,993	2,802,791	0
Preferred Stock:
APEs(1)	530,779,405	48,317,581	4,200,335
Depositary Proportional Votes(2)	315,350,015	28,706,747	2,495,529
Total Preferred Stock	846,129,420	77,024,328	6,695,864
Total	978,312,364	124,381,321	9,498,655	0

(1) Represents votes by the Depositary as holder of Series A Preferred Stock pursuant to specific instructions by holders of APEs.

(2) Represents votes by the Depositary as holder of Series A Preferred Stock in proportion to APE instructions pursuant to terms of the Deposit Agreement.

Proposal 2: Reverse Split Proposal

The Reverse Split Proposal was approved.

Type of Securities	For	Against	Abstain	Broker Non-Votes
Common Stock	128,344,709	51,388,638	2,609,383	0
Preferred Stock:
APEs(1)	528,679,900	50,542,176	4,075,245
Depositary Proportional Votes(2)	314,102,644	30,028,437	2,421,210
Total Preferred Stock	842,782,544	80,570,613	6,496,455
Total	971,127,253	131,959,251	9,105,838	0

(1) Represents votes by the Depositary as holder of Series A Preferred Stock pursuant to specific instructions by holders of APEs.

(2) Represents votes by the Depositary as holder of Series A Preferred Stock in proportion to APE instructions pursuant to terms of the Deposit Agreement.

Proposal 3: Adjournment Proposal

As sufficient shares of Common Stock and Series A Preferred Stock were voted in favor of the Charter Amendment Proposals, the Adjournment Proposal was not voted upon at the Special Meeting. However, based on proxies received, tabulation for this proposal would have been as follows:

Type of Securities	For	Against	Abstain	Broker Non-Votes
Common Stock	127,895,117	50,231,454	4,216,158	0
Preferred Stock:
APEs(1)	528,525,708	49,181,216	5,590,397
Depositary Proportional Votes(2)	314,011,034	29,219,855	3,321,402
Total Preferred Stock	842,536,742	78,401,071	8,911,799
Total	970,431,859	128,632,525	13,127,957	0

(1) Represents votes by the Depositary as holder of Series A Preferred Stock pursuant to specific instructions by holders of APEs.

(2) Represents votes by the Depositary as holder of Series A Preferred Stock in proportion to APE instructions pursuant to terms of the Deposit Agreement.

* * *

As previously disclosed, on February 27, 2023, in connection with litigation instituted by purported stockholders of the Company, the Delaware Court of Chancery entered a status quo order that (i) allowed the vote on the Charter Amendment Proposals at the Special Meeting to proceed, but precludes the Company from implementing the Charter Amendment Proposals pending a ruling by the court on the plaintiffs’ to-be-filed preliminary injunction motion, and (ii) scheduled a hearing on the plaintiffs’ to-be-filed preliminary injunction motion for April 27, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 14, 2023	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary